SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022

POEMA GLOBAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-39844 (Commission File Number)	98-1561530 (I.R.S. Employer Identification No.)

101 Natoma St., 2F San Francisco, CA United States of America (Address of principal executive offices)		94105 (Zip Code)

+1 415 432 8880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	PPGH.U	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	PPGH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PPGHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 30, 2022, Gogoro Inc. (“Gogoro”) and Poema Global Holdings Corp. (“Poema Global”) issued a press release announcing the expectation to close the previously announced business combination on April 4, 2022, subject to shareholder approval, the expectation that the business combination will provide at least $335 million of gross proceeds to Gogoro and the extension of the deadline for Poema Global’s shareholders to withdraw their redemption requests to 5:00 pm Eastern Time, April 1, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Poema Global under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated March 30, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the “Securities Act”, and Section 21E of the “Exchange Act” that are based on beliefs and assumptions and on information currently available to Poema Global and Gogoro. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including financial projections, the capability of Gogoro's technology, Gogoro's business and investment and expansion plans, Gogoro’s financial condition, Gogoro’s anticipated gross proceeds and use of proceeds from the business combination, the potential closing of the business combination between Gogoro and Poema Global including the timing of such potential closing and the impact of redemptions on such potential closing and the potential shareholder approval of the business combination, are forward-looking statements.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Poema Global and Gogoro believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, each of Poema Global and Gogoro cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties described in the definitive proxy statement/final prospectus, as amended or supplemented, filed by Gogoro with the relating to the proposed transaction and other documents filed, or to be filed, by Gogoro or Poema Global from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Poema Global nor Gogoro can assure you that the forward-looking statements in this Current Report will prove to be accurate. There may be additional risks that neither Poema Global nor Gogoro presently know or that Poema Global and Gogoro currently believe are immaterial that could also cause actual results to differ from those contained in the forward looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Poema Global, Gogoro, their respective directors, officers or employees or any other person that Poema Global and Gogoro will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of Poema Global and Gogoro as of the date of this Current Report. Subsequent events and developments may cause those views to change. However, while Poema Global and Gogoro may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Poema Global or Gogoro as of any date subsequent to the date of this Current Report.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Gogoro has filed a registration statement on Form F-4 with the SEC, which includes a preliminary prospectus with respect to Gogoro's securities to be issued in connection with the proposed transaction. The registration statement was declared effective by the SEC on March 17, 2022, and the final prospectus was filed with the SEC on March 17, 2022. Poema Global has mailed the definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed transaction. Poema Global's shareholders and other interested persons are encouraged to read the definitive proxy statement/final prospectus, as amended or supplemented, as well as other documents filed, or to be filed, with the SEC, because these documents contain, or will contain, important information about Poema Global, Gogoro and the proposed transaction. Shareholders of Poema Global are also able to obtain a copy of the definitive proxy statement/final prospectus, and other documents filed with the SEC without charge, by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105. The definitive proxy statement/final prospectus can also be obtained, without charge, at the SEC's website (www.sec.gov).

Participants in the Solicitation:

Poema Global and Gogoro and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this Current Report under the rules of the SEC. Information about the directors and executive officers of Poema Global and their ownership is set forth in Poema Global's filings with the SEC, including its Form 10-K for the year ended December 31, 2020 and subsequent filings under Section 16 of the Exchange Act or on Form 10-Q. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Poema Global's shareholders in connection with the potential transaction is set forth in the definitive proxy statement/final prospectus, as amended or supplemented. These documents are available free of charge at the SEC's website at www.sec.gov or by directing a request to: 101 Natoma St., 2F, San Francisco, CA 94105.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Poema Global or Gogoro, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2022	Poema Global Holdings Corp.

	By:	/s/ Homer Sun
	Name:	Homer Sun
	Title:	Chief Executive Officer